UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K/A
(Amendment No. 1)
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2025
NuScale Power Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39736	98-1588588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 NE Circle Blvd., Suite 200 Corvallis, OR		97330
(Address of principal executive offices)		(Zip Code)
(971) 371-1592
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act.                                     ☐

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K (this "Amendment") is being filed as an amendment to the Current Report on Form 8-K filed by NuScale Power Corporation (the "Company") with the Securities and Exchange Commission on May 28, 2025 (the "Original 8-K"). Under Item 5.07, the Original 8-K reported the final voting results of the Company's Annual Meeting of Stockholders held on May 23, 2025 (the "2025 Annual Meeting"). The purpose of this Amendment is to amend Item 5.07 of the Original 8-K to disclose the number of broker non-votes for each matter voted upon at the 2025 Annual Meeting, as applicable, and to state the number of votes cast for each of 1 year, 2 years, and 3 years, as well as the number of abstentions, for the vote on the frequency of stockholder advisory votes on executive compensation. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders

The results of the votes on the five matters considered at the 2025 Annual Meeting are as follows. Each of the proposals received the requisite vote for approval.

1.To elect the following directors:

	FOR	WITHHELD	BROKER NON-VOTES
Alan L. Boeckmann	177,501,090	1,354,257	34,144,884
Bum-Jin Chung	178,284,320	571,027	34,144,884
Alvin C. Collins, III	169,988,415	8,866,932	34,144,884
Shinji Fujino	178,465,358	389,989	34,144,884
John L. Hopkins	178,418,065	437,282	34,144,884
Kent Kresa	177,344,875	1,510,472	34,144,884
Diana J. Walters	178,452,650	402,697	34,144,884
Kimberly O. Warnica	171,918,751	6,936,596	34,144,884

2.    To approve executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
174,826,399	3,584,552	444,396	34,144,884

3.    To approve frequency of executive compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
177,338,121	504,700	772,462	240,064

4.    To Amend the Company's Certificate of Incorporation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
177,878,560	439,428	537,359	34,144,884

5    To ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
211,758,201	609,366	632,664	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuScale Power Corporation

Date: May 30, 2025	By:	/s/ R. Ramsey Hamady
	Name:	R. Ramsey Hamady
	Title:	Chief Financial Officer